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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                ---------------


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   FEBRUARY 25, 1997
                                                -------------------------------


                                 INTEVAC, INC.
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               (Exact name of registrant as specified in charter)



         CALIFORNIA                 0-26946                 94-3125814
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(State or other jurisdiction      (Commission              (IRS Employer
      of incorporation)           File Number)            Identification No.)



   3550 BASSETT STREET, SANTA CLARA, CALIFORNIA                95054
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(Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code          (408) 986-9888
                                                  -----------------------------


                                      N/A
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         (Former name or former address, if changed since last report.)




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ITEM 5.          Other Events

                 On February 25, 1997, the Registrant issued a press release announcing the sale of convertible subordinated notes. The press release is attached hereto as Exhibit 7.1.

                 On March 3, 1997, the Registrant issued a press release announcing the sale of convertible subordinated notes. The press release is attached hereto Exhibit 7.2.

ITEM 7.          Financial Statements, Pro Forma Financial Information and
                 Exhibits

         (a)     Financial Statements of Businesses Acquired.  None.

         (b)     Pro Forma Financial Information.  None.

         (c) Exhibits. The following document is filed as an exhibit to the report:

                 (1)      Press Release dated February 25, 1997.

                 (2)      Press Release dated March 3, 1997.

ITEM 9.          Sales of Equity Securities Pursuant to Regulation S.

         (a) On February 25, 1997, the Registrant sold $50,000,000 of 6-1/2% convertible subordinated notes due 2004 (the "Notes"). On March 5, 1997, the Registrant sold an additional $7,5000,000 of the Notes.

         (b) The initial purchasers of the Notes were Salomon Brothers Inc, Hambrecht & Quist LLC and Robertson, Stephens & Company LLC (the "Initial Purchasers").

         (c) The total offering price of the Notes was $57,500,000 with a discount to the Initial Purchasers of 3-1/2%.

         (d) The Registrant relied upon the exemption set forth in Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), for the sale of the Notes to the Initial Purchasers. The Initial Purchasers intend to resell the Notes in the United States to qualified institutional buyers under Rule 144A under the Securities Act and to a limited number of other institutional "accredited investors" as defined in Rule 501 of the Securities Act and outside the United States to non-U.S persons in reliance upon Regulation S under the Securities Act.

         (e) The Notes, unless previously redeemed or repurchased, are convertible at the option of the holder at any time after 90 days following the last date of original issuance thereof and prior to maturity into shares of Common Stock at a conversion price of $20.625 per share, subject to adjustment in certain events.
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                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              Intevac, Inc.
                                              ---------------------------------
                                                        (Registrant)


Date:  March 11, 1997                         By /s/ Charles B. Eddy III
                                                -------------------------------
                                                Name:    Charles B. Eddy III
                                                Title:   Chief Financial Officer













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                               Index to Exhibits

                                                           Sequentially
Exhibit No.           Description of Document            Numbered Page No.


7.1           Press Release, dated February 25, 1997            5

7.2           Press Release, dated March 3, 1997                6